Exhibit 14

CUSIP No.	208242107
POWER OF ATTORNEY
for Executing Forms 3, 4 and 5 and
Schedules 13D and 13G and Amendments
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitute(s) and appoint(s) David A. Knight, William B. Keisler, and Todd C. Ferguson the true and lawful attorneys-in-fact of the undersigned to:
(1) execute, for and on behalf of the undersigned, any one or more Forms 3, 4, and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and any Schedules 13D and 13G, and any amendments thereto, in accordance with Section 13 of the Exchange Act, and the rules thereunder;
(2) do and perform any and all acts, for and on behalf of the undersigned, that may be necessary or desirable to complete the execution of any such Forms 3, 4 or 5, and Schedules 13G and 13D, and any amendments to any of the foregoing, and the timely filing of such forms and schedules with the United States Securities and Exchange Commission and any other authority; and
(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.
The undersigned hereby grant(s) to the foregoing attorneys-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact, or his substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledge(s) that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Sections 13 and 16 of the Exchange Act, or other applicable securities laws or rules.
IN WITNESS WHEREOF, the undersigned has (have) caused this Power of Attorney to be executed as of this 13th day of September, 2007.

CUSIP No.	208242107
POWER OF ATTORNEY
for Executing Forms 3, 4 and 5 and Schedules 13D and 13G and Amendments
SF Holding Corp.

By:	/s/ David Knight

Name: David Knight
Title: Vice President

Stephens Inc.

By:	/s/ David Knight

Name: David Knight
Title: Executive Vice President

Jackson T. Stephens Trust No. One

By:	/s/ Warren A. Stephens

Name: Warren A. Stephens
Title: Trustee

Warren A. Stephens Trust

By:	/s/ Warren A. Stephens

Name: Warren A. Stephens
Title: Trustee

Warren and Harriet Stephens Children’s Trust

By:	/s/ Curt Bradbury

Name: Curt Bradbury
Title: Trustee

CUSIP No.	208242107

Warren Miles Amerine Stephens 95 Trust

By:	/s/ Curt Bradbury

Name: Curt Bradbury
Title: Trustee

Warren Miles Amerine Stephens Trust

By:	/s/ Warren A. Stephens

Name: Warren A. Stephens
Title: Trustee

John Calhoun Stephens 95 Trust

By:	/s/ Curt Bradbury

Name: Curt Bradbury
Title: Trustee

John Calhoun Stephens Trust

By:	/s/ Warren A. Stephens

Name: Warren A. Stephens
Title: Trustee

Laura Whitaker Stephens 95 Trust

By:	/s/ Curt Bradbury

Name: Curt Bradbury
Title: Trustee

CUSIP No.	208242107

Laura Whitaker Stephens Trust

By:	/s/ Warren A. Stephens

Name: Warren A. Stephens
Title: Trustee

/s/ Curt Bradbury

Curtis F. Bradbury, Jr.

Stephens Investment Partners III LLC

By:	/s/ David Knight

Name: David A. Knight
Title: Manager

Stephens Investment Partners 2000 LLC

By:	/s/ David Knight

Name: David A. Knight
Title: Manager

Stephens Investment Partners 2001 LLC

By:	/s/ David Knight

Name: David A. Knight
Title: Manager

Stephens Investments Holdings LLC

By:	/s/ Warren A. Stephens

Name: Warren A. Stephens
Title: Manager

CUSIP No.	208242107

Warren A. Stephens Grantor Trust

By:	/s/ Harriet C. Stephens

Name: Harriet C. Stephens
Title: Trustee

Harriet C. Stephens Trust

By:	/s/ Harriet C. Stephens

Name: Harriet C. Stephens
Title: Trustee

/s/ Harriet C. Stephens

Harriet C. Stephens